                                                                Exhibit 4.1(b)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                           COMCAST CABLE COMMUNICATIONS, INC.
                             8 1/8% Exchange Note due  2004

                                                                 CUSIP No.:
No.                                                                       $

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to
pay to                  or registered assigns, the principal sum
of              DOLLARS, on May 1, 2004.

     Interest Payment Dates: May 1 and November 1 (each, an "Interest Payment Date"), commencing on November 1, 1997.

     Interest Record Dates: April 15 and October 15 (each, an "Interest Record Date")

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.

                                            COMCAST CABLE COMMUNICATIONS,
                                            INC.



                                            By:___________________________
                                               Name:
                                               Title:

Attest:___________________
       Name:
       Title:

     This is one of the 8 1/8% Exchange Notes due 2004 described in the within-mentioned Indenture.

Dated:

                                            BANK OF MONTREAL TRUST COMPANY,
                                             as Trustee


                                            By:____________________________
                                               Authorized Signatory

                            (REVERSE OF SECURITY)

                      COMCAST CABLE COMMUNICATIONS, INC.


                        8 1/8% Exchange Note due 2004


1.  Interest.

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 1, 1997. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 1, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.  Method of Payment.

     The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.  Paying Agent and Registrar.

     Initially, Bank of Montreal Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar.

4.  Indenture.

     The Company issued the Securities under an Indenture, dated as of May 1, 1997 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Company limited in aggregate principal amount to $300,000,000.

5.  Optional Redemption.

     The Securities will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities, plus accrued interest thereon to the date of redemption, or (ii) as determined by a Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below), plus accrued interest on the Securities to the date of redemption. If a redemption date does not fall on an Interest Payment Date, then, with respect to the interest payment immediately succeeding the redemption date, only the unaccrued portion of such interest payment as of the redemption date shall be included in any calculation pursuant to clause (ii).

     "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of the principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.25%.

     "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains three or fewer such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Reference Treasury Dealer" means (i) each of Goldman, Sachs & Co.; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (iii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case a percentage of its principal amount) quoted in writing to the Trustee by such Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

6.  Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

7.  Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.  Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.  Legal Defeasance and Covenant Defeasance.

     The Company may be discharged from its obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Securities and the provision of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not materially and adversely affect the rights of any Holder of a Security.

11. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur liens securing indebtedness, or to enter sale and leaseback transactions and of the Company to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

12. Defaults and Remedies.

     If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

13. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

14. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Company or any of its Affiliates shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

15. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

16. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

17. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

18. Governing Law.

     The laws of the State of New York shall govern the Indenture and this Security thereof without regard to principles of conflicts of laws.

                               ASSIGNMENT FORM


I or we assign and transfer this Security to


------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)


and irrevocably appoint ______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Dated:___________________            Signed: _________________________________
                                             Signed exactly as name appears
                                             on the other side of this Security)


Signature Guarantee: _________________________________________________________
                     Participant in a recognized Signature Guarantee
                     Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                      COMCAST CABLE COMMUNICATIONS, INC.
                        8 3/8%  Exchange Note due  2007

                                                               CUSIP No.:
No.                                                                     $

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to
pay to              or registered assigns, the principal sum of        DOLLARS,
on May 1, 2007.

     Interest Payment Dates: May 1 and November 1 (each, an "Interest Payment Date"), commencing on November 1, 1997.

     Interest Record Dates: April 15 and October 15 (each, an "Interest Record Date")

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.


                                            COMCAST CABLE COMMUNICATIONS,
                                            INC.



                                            By: __________________________
                                                Name:
                                                Title:

Attest: ________________________
        Name:
        Title:

     This is one of the 8 3/8% Exchange Notes due 2007 described in the within-mentioned Indenture.

Dated:
                                            BANK OF MONTREAL TRUST COMPANY,
                                             as Trustee



                                            By: ____________________________
                                                Authorized Signatory

                                 (REVERSE OF SECURITY)

                           COMCAST CABLE COMMUNICATIONS, INC.


                             8 3/8% Exchange Note due 2007


1.  Interest.

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 1, 1997. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 1, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.  Method of Payment.

     The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.  Paying Agent and Registrar.

     Initially, Bank of Montreal Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar.

4.  Indenture.

     The Company issued the Securities under an Indenture, dated as of May 1, 1997 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein.
The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Company limited in aggregate principal amount to $600,000,000.

5.  Optional Redemption.

     The Securities will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities, plus accrued interest thereon to the date of redemption, or (ii) as determined by a Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below), plus accrued interest on the Securities to the date of redemption. If a redemption date does not fall on an Interest Payment Date, then, with respect to the interest payment immediately succeeding the redemption date, only the unaccrued portion of such interest payment as of the redemption date shall be included in any calculation pursuant to clause (ii).

     "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of the principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.25%.

     "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains three or fewer such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Reference Treasury Dealer" means (i) each of Goldman, Sachs & Co.; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (iii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case a percentage of its principal amount) quoted in writing to the Trustee by such Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

6.  Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

7.  Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.  Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.  Legal Defeasance and Covenant Defeasance.

     The Company may be discharged from its obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Securities and the provision of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not materially and adversely affect the rights of any Holder of a Security.

11. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur liens securing indebtedness, or to enter sale and leaseback transactions and of the Company to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

12. Defaults and Remedies.

     If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

13. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

14. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Company or any of its Affiliates shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

15. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

16. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

17. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

18. Governing Law.

     The laws of the State of New York shall govern the Indenture and this Security thereof without regard to principles of conflicts of laws.

                               ASSIGNMENT FORM


I or we assign and transfer this Security to


------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint ______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:___________________    Signed:   ___________________________________
                                       (Signed exactly as name appears
                                       on the other side of this Security)


Signature Guarantee: _____________________________________________________
                     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                           COMCAST CABLE COMMUNICATIONS, INC.
                             8 7/8%  Exchange Note due  2017

                                                               CUSIP No.:
No.                                                                      $

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to
pay to           or registered assigns, the principal sum of           DOLLARS,
on May 1, 2017.

     Interest Payment Dates: May 1 and November 1 (each, an "Interest Payment Date"), commencing on November 1, 1997.

     Interest Record Dates: April 15 and October 15 (each, an "Interest Record Date")

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.


                                            COMCAST CABLE COMMUNICATIONS,
                                            INC.


                                            By: _____________________________
                                                Name:
                                                Title:

Attest: ___________________
        Name:
        Title:

     This is one of the 8 7/8% Exchange Notes due 2017 described in the within-mentioned Indenture.

Dated:
                                            BANK OF MONTREAL TRUST COMPANY,
                                             as Trustee



                                            By: ______________________________
                                                Authorized Signatory

                            (REVERSE OF SECURITY)

                      COMCAST CABLE COMMUNICATIONS, INC.


                        8 7/8% Exchange Note due 2017


1.  Interest.

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 1, 1997. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 1, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.  Method of Payment.

     The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.  Paying Agent and Registrar.

     Initially, Bank of Montreal Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar.

4.  Indenture.

     The Company issued the Securities under an Indenture, dated as of May 1, 1997 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939
(15 U.S.C. Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Company limited in aggregate principal amount to $550,000,000.

5.  Optional Redemption.

     The Securities will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities, plus accrued interest thereon to the date of redemption, or (ii) as determined by a Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below), plus accrued interest on the Securities to the date of redemption. If a redemption date does not fall on an Interest Payment Date, then, with respect to the interest payment immediately succeeding the redemption date, only the unaccrued portion of such interest payment as of the redemption date shall be included in any calculation pursuant to clause (ii).

         "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of the principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.25%.

     "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains three or fewer such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Reference Treasury Dealer" means (i) each of Goldman, Sachs & Co.; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (iii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case a percentage of its principal amount) quoted in writing to the Trustee by such Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

6.  Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

7.  Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.  Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.  Legal Defeasance and Covenant Defeasance.

     The Company may be discharged from its obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Securities and the provision of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not materially and adversely affect the rights of any Holder of a Security.

11. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur liens securing indebtedness, or to enter sale and leaseback transactions and of the Company to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

12. Defaults and Remedies.

     If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

13. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

14. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Company or any of its Affiliates shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

15. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

16. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (=tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

17. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

18. Governing Law.

     The laws of the State of New York shall govern the Indenture and this Security thereof without regard to principles of conflicts of laws.

                                ASSIGNMENT FORM


I or we assign and transfer this Security to


------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint ______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:___________________    Signed: ___________________________________
                                     (Signed exactly as name appears
                                     on the other side of this Security)


Signature Guarantee: _________________________________________________________
                     Participant in a recognized Signature Guarantee
                     Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                      COMCAST CABLE COMMUNICATIONS, INC.
                        8 1/2%  Exchange Note due  2027

                                                               CUSIP No.:
No.                                                                     $

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to
pay to           or registered assigns, the principal sum of           DOLLARS,
 on May 1, 2027.

     Interest Payment Dates: May 1 and November 1 (each, an "Interest Payment Date"), commencing on November 1, 1997.

     Interest Record Dates: April 15 and October 15 (each, an "Interest Record Date")

     Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officer.


                                            COMCAST CABLE COMMUNICATIONS,
                                            INC.


                                            By: ___________________________
                                                Name:
                                                Title:

Attest: ________________
        Name:
        Title:

     This is one of the 8 1/2% Exchange Notes due 2027 described in the within-mentioned Indenture.

Dated:
                                            BANK OF MONTREAL TRUST COMPANY,
                                             as Trustee


                                            By: _____________________________
                                                Authorized Signatory

                            (REVERSE OF SECURITY)

                      COMCAST CABLE COMMUNICATIONS, INC.


                        8 1/2% Exchange Note due 2027

1.  Interest.

     COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 1, 1997. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing November 1, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.  Method of Payment.

     The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.  Paying Agent and Registrar.

     Initially, Bank of Montreal Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar.

4.  Indenture.

     The Company issued the Securities under an Indenture, dated as of May 1, 1997 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein.
The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Company limited in aggregate principal amount to $250,000,000.

5.  Optional Redemption.

     The Securities will be redeemable, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities, plus accrued interest thereon to the date of redemption, or (ii) as determined by a Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below), plus accrued interest on the Securities to the date of redemption. If a redemption date does not fall on an Interest Payment Date, then, with respect to the interest payment immediately succeeding the redemption date, only the unaccrued portion of such interest payment as of the redemption date shall be included in any calculation pursuant to clause (ii).

     "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of the principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.25%.

     "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any redemption date,
(A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains three or fewer such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Quotation Agent" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

     "Reference Treasury Dealer" means (i) each of Goldman, Sachs & Co.; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (iii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case a percentage of its principal amount) quoted in writing to the Trustee by such Reference Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

6.  Purchase at Option of Holders of Securities

     Each holder of the Notes will have the right to require the Company to repurchase all or a portion of the Securities owned by such holder (the "Put Option") on May 1, 2009 (the "Put Option Exercise Date") at a purchase price equal to 100% of the principal amount of the Securities tendered by such holder plus accrued interest thereon. On or before the Put Option Exercise Date, the Company shall deposit with a paying agent (or the Trustee) money sufficient to pay the principal of and any accrued interest on any Securities tendered for repayment. On and after the Put Option Exercise Date, interest will cease to accrue on the Securities or any portion thereof tendered for purchase, unless the Company fails to pay the purchase price.

     If a holder elects to exercise the Put Option, such holder must provide the Company with notice of its intention to exercise the Put Option during the period from and including March 1, 2009 through and including April 1, 2009. Such notice, once given, will be irrevocable unless waived by the Company.

     The Company will comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act if required and will file
Schedule 13E-4 or any other schedule if required thereunder in connection with any offer by the Company to purchase the Securities.

7.  Denominations; Transfer; Exchange.

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

8.  Persons Deemed Owners.

     The registered Holder of a Security shall be treated as the owner of it for all purposes.

9.  Unclaimed Funds.

     If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

10. Legal Defeasance and Covenant Defeasance.

     The Company may be discharged from its obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

11. Amendment; Supplement; Waiver.

     Subject to certain exceptions, the Securities and the provision of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not materially and adversely affect the rights of any Holder of a Security.

12. Restrictive Covenants.

     The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur liens securing indebtedness, or to enter sale and leaseback transactions and of the Company to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

13. Defaults and Remedies.

     If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14. Trustee Dealings with Company.

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

15. No Recourse Against Others.

     No stockholder, director, officer, employee or incorporator, as such, of the Company or any of its Affiliates shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16. Authentication.

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

17. Abbreviations and Defined Terms.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

18. CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19. Governing Law.

     The laws of the State of New York shall govern the Indenture and this Security thereof without regard to principles of conflicts of laws.

                               ASSIGNMENT FORM


I or we assign and transfer this Security to


------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee or transferee)


------------------------------------------------------------------------------
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint ______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Dated:___________________           Signed:  ______________________________
                                            (Signed exactly as name appears
                                            on the other side of this Security)

Signature Guarantee: _________________________________________________________
                     Participant in a recognized Signature Guarantee
                     Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                     OPTION OF HOLDER TO ELECT REPURCHASE

                                ON MAY 1, 2009

     If you elect to have this Security purchased by the Company on May 1, 2009, check the box: / /

     If you elect to have only part of this Security purchased by the Company on May 1, 2009, state the amount (multiples of $1,000 only) to be purchased:
$________________

Dated: ___________________


                                     Signed: __________________________
                                            (Sign exactly as name appears
                                            on the other side of this Security)

Signature Guarantee: _________________________________________________________
                     Participant is a recognized Signature Guarantee
                     Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)